EXHIBIT 99.1

EXTRA EASE LIMITED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
Extra Ease Limited

We have audited the accompanying consolidated balance sheets of Extra Ease Limited and its subsidiaries (“the Company”) as of March 31, 2008 and 2007 and the related consolidated statements of operation and comprehensive loss, cash flows and stockholder’s deficit for the years ended March 31, 2008 and 2007. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2008 and 2007 and the results of operations and cash flows for the years ended March 31, 2008 and 2007 and in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred substantial losses and has a capital deficit, all of which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Zhong Yi (Hong Kong) C.P.A. Company Limited
Certified Public Accountants

Hong Kong, China
December 24, 2008

EXTRA EASE LIMITED
CONSOLIDATED BALANCE SHEETS
AS OF MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	As of March 31,
	2008	2007
ASSETS
Current assets:
Cash and cash equivalents	$53,863	$7,419
Accounts receivable, trade	230,123	51,157
Accounts receivable, related parties	52,734	-
Inventories	4,184	3,752
Prepayments and other receivables	11,682	150,937

Total current assets	352,586	213,265

Non-current assets:
Plant and equipment, net	4,183	671

TOTAL ASSETS	$356,769	$213,936

LIABILITIES AND STOCKHOLDER’S DEFICIT
Current liabilities:
Accounts payable, trade	$127,568	$20,598
Accounts payable, related parties	421,324	-
Amount due to a stockholder	1,320,995	258,806
Other payables and accrued liabilities	141,894	31,718

Total current liabilities	2,011,781	311,122

TOTAL LIABILITIES	2,011,781	311,122

Commitments and contingencies

Stockholder’s deficit:
Common stock, $1 par value; 50,000 shares authorized; 10,000 shares issued and outstanding	10,000	10,000
Accumulated other comprehensive income	8,499	3,783
Accumulated deficit	(1,673,511)	(110,969)

Total stockholder’s deficit	(1,655,012)	(97,186)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	$356,769	$213,936

See accompanying notes to consolidated financial statements.

EXTRA EASE LIMITED
CONSOLIDATED STATEMENTS OF OPERATION AND COMPREHENSIVE LOSS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))

	Years ended March 31,
	2008	2007

REVENUES, NET
Sales to related parties	$52,589	$351
Sales to non-related parties	1,119,731	118,677

Total revenues, net	1,172,320	119,028

COST OF REVENUES
Purchases from related parties	531,792	-
Purchases from unrelated parties	546,345	74,585

Total cost of revenues	1,078,137	74,585

GROSS PROFIT	94,183	44,443

Operating expenses:
Sales and marketing	471,813	37,962
Research and development	235,022	-
General and administrative	950,021	116,322

Total operating expenses	1,656,856	154,284

LOSS FROM OPERATIONS	(1,562,673)	(109,841)

Other income:
Interest income	131	35

LOSS BEFORE INCOME TAX	(1,562,542)	(109,806)

Income tax expenses	-	-

NET LOSS	$(1,562,542)	$(109,806)

Other comprehensive income:
- Foreign currency translation gain	4,716	4,747

COMPREHENSIVE LOSS	$(1,557,826)	$(105,059)

See accompanying notes to consolidated financial statements.

EXTRA EASE LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))

	Years ended March 31,
	2008	2007
Cash flows from operating activities:
Net loss	$(1,562,542)	$(109,806)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	1,496	121
Change in operating assets and liabilities:
Accounts receivable, trade	(178,966)	(46,920)
Accounts receivable, related parties	(52,734)	-
Inventories	(432)	7,917
Prepayments and other receivables	139,255	(150,271)
Amount due from related parties	-	440
Accounts payable, trade	106,970	18,134
Accounts payable, related parties	421,324	-
Other payables and accrued liabilities	110,176	31,122

Net cash used in operating activities	(1,015,453)	(249,263)

Cash flows from investing activities:
Purchase of plant and equipment	(5,008)	(330)

Net cash used in investing activities	(5,008)	(330)

Cash flows from financing activities:
Advance from a stockholder	1,062,189	250,133

Net cash provided by financing activities	1,062,189	250,133

Effect of exchange rate changes on cash and cash equivalents	4,716	4,719

NET CHANGE IN CASH AND CASH EQUIVALENTS	46,444	5,259

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	7,419	2,160

CASH AND CASH EQUIVALENTS, END OF YEAR	$53,863	$7,419

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$-	$-
Cash paid for interest expenses	$-	$-

See accompanying notes to consolidated financial statements.

EXTRA EASE LIMITED
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S DEFICIT
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Common stock		Accumulated other comprehensive	Accumulated	Total stockholder’s
	No. of share	Amount	(loss) income	deficit	deficit

Balance as of April 1, 2006	10,000	$10,000	$(964)	$(1,163)	$7,873

Net loss for the year	-	-	-	(109,806)	(109,806)

Foreign currency translation adjustment	-	-	4,747	-	4,747

Balance as of March 31, 2007	10,000	10,000	3,783	(110,969)	(97,186)

Net loss for the year	-	-	-	(1,562,542)	(1,562,542)

Foreign currency translation adjustment	-	-	4,716	-	4,716

Balance as of March 31, 2008	10,000	$10,000	$8,499	$(1,673,511)	$(1,655,012)

See accompanying notes to consolidated financial statements.

EXTRA EASE LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))

1.	ORGANIZATION AND BUSINESS BACKGROUND

Extra Ease Limited (“Extra Ease” or “the Company”), through its subsidiaries, is mainly engaged in the development and manufacturing of proprietary additives and trading of bio-degradable food containers and packaging products in Hong Kong and overseas.

Extra Ease was incorporated as a limited liability company in the British Virgin Islands (“BVI”) on January 2, 2008 under the Business Companies Act 2004 of BVI, for the purpose of holding 100% equity interest in Eatware Global Corp. (“EGC”). EGC was incorporated in the British Virgin Islands (“BVI”) on March 31, 2006 under the Business Companies Act 2004 of BVI.

On July 11, 2008, Extra Ease completed the Plan of Reorganization (the “Reorganization”) with the following companies:

-	Eatware Global Corp. (“EGC”)
-	Eatware Far East Limited (“EFEL”),
-	Eatware International Limited (“EIL”),
-	Rongbao (Nantong) Environmental Co., Ltd (“RBNT”).

All the above companies are owned and controlled by a sole shareholder. Pursuant to the Reorganization, Extra Ease, through EGC, acquired 100% interest of each company from the sole shareholder and the sole shareholder transferred and contributed all of his ownership to the Company. Following the Reorganization, these companies became wholly-owned subsidiaries of the Company.

Since the ultimate owner of the Company and these companies was the common stockholder, the ownership transfer transaction was accounted for as a transfer of entities under common control under the guidance of Statements of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations”. Hence, the consolidation of the Company and these companies has been accounted for at historical cost and prepared on the basis as if the reorganization had become effective as of the beginning of the first period presented in the accompanying consolidated financial statements.

As of March 31, 2008, details of the Company’s subsidiaries are described below:

Name of subsidiaries	Place and date of incorporation	Particulars of issued/ registered share capital	Principal activities

Eatware Global Corp. (“EGC”)	British Virgin Islands, March 31, 2006	1 issued share of US$1 each	Investments holding

Eatware Far East Limited (“EFEL”)	Hong Kong, January 26, 2007	1 issued share of HK$1 each	Trading of foodwares and containers

Eatware International Limited (“EIL”)	British Virgin Islands, December 15, 2006	1 issued share of US$1 each	Trading of foodwares and packaging products

Rongbao (Nantong) Environmental Co., Ltd (“RBNT”)	The People’s Republic of China, June 22, 2005	US$100,000	Manufacture and development of proprietary additives

EXTRA EASE LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))

Substantially all of its operations are conducted by its subsidiaries in Hong Kong and the People's Republic of China ("PRC").

Extra Ease and its subsidiaries are hereinafter referred to as (the “Company”).

2.	GOING CONCERN UNCERTAINTIES

These consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future.

As of March 31, 2008, the Company incurred a net loss of $1,562,542 with an accumulated deficit of $1,673,511 and suffered from a negative operating cash flow of $1,015,453. The continuation of the Company is dependent upon the continuing financial support of its shareholder and obtaining short-term and long-term financing, generating significant revenue and achieving profitability. The actions involve certain cost-saving initiatives and growing strategies. As a result, the consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of the Company’s ability to continue as a going concern.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

●	Basis of presentation

These accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

●	Use of estimates

In preparing these consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the years reported. Actual results may differ from these estimates.

●	Basis of consolidation

The consolidated financial statements include the financial statements of Extra Ease and its subsidiaries.

All significant inter-company balances and transactions within the Company have been eliminated upon consolidation

●	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

EXTRA EASE LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))

●	Accounts receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and determined based on managements’ assessment of known requirements, aging of receivables, payment history, the customers’ current credit worthiness and the economic environment. As of March 31, 2008 and 2007, no allowance for doubtful accounts was required.

●	Inventories

Inventories are stated at the lower of cost or market (net realizable value), cost being determined on a weighted average method. Costs mainly represent the cost of raw material of proprietary additives. The Company quarterly reviews historical sales activity to determine excess, slow moving items and potentially obsolete items and also evaluates the impact of any anticipated changes in future demand. The Company provides inventory allowances based on excess and obsolete inventories determined principally by customer demand. As of March 31, 2008 and 2007, no allowance for obsolete inventories was required.

●	Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational:

Depreciable life
Leasehold improvement	Term of the lease (2 years)
Furniture, fixtures and office equipment	4 to 5 years

Expenditure for repairs and maintenance is expensed as incurred. When assets have retired or sold, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the results of operations.

●	Valuation of long-lived assets

Long-lived assets primarily include plant and equipment. In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company periodically reviews long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives are no longer appropriate. Each impairment test is based on a comparison of the undiscounted cash flows to the recorded value of the asset. If an impairment is indicated, the asset is written down to its estimated fair value based on a discounted cash flow analysis. Determining the fair value of long-lived assets includes significant judgment by management, and different judgments could yield different results. There has been no impairment as of March 31, 2008 or 2007.

●	Revenue recognition

In accordance with the SEC’s Staff Accounting Bulletin No. 104, “Revenue Recognition”, the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collectibility is reasonably assured.

EXTRA EASE LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))

(a)	Sales of products

Revenue is recognized when products are delivered to customers. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. In instances where products are configured to customer requirements, revenue is recorded upon the successful completion of the Company’s final test procedures and the customer’s acceptance.

The Company is subject to valued-added tax ("VAT") under the PRC tax law which is levied on the majority of the products at the rate of 17% on the invoiced value of sales. Output VAT is borne by customers in addition to the invoiced value of sales and input VAT is borne by the subsidiaries in addition to the invoiced value of purchases to the extent not refunded for export sales.

(b)	Interest income

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

●	Advertising cost

Advertising costs are expensed as incurred under SOP 93-7, “Reporting for Advertising Costs”.  $22,158 and $0 of advertising expenses were incurred for the years ended March 31, 2008 and 2007, respectively.

●	Comprehensive loss

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying consolidated statements of stockholder’s deficit consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

●	Income taxes

The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statements of operations and comprehensive income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

EXTRA EASE LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))

The Company also adopts the provisions of the Financial Accounting Standards Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 prescribes a recognition threshold and measurement process for recording in the financial statements uncertain tax positions taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosures and transitions. The adoption of FIN 48 did not have a significant impact on the Company’s consolidated financial statements.

The Company conducts major businesses in the PRC and Hong Kong and is subject to taxes in these jurisdictions. As a result of its business activities, the Company files tax returns that are subject to examination by the local and foreign tax authorities.

●	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is the United States dollar ("US$"). The Company’s subsidiaries operating in Hong Kong maintain their books and record in its local currency, Hong Kong Dollars ("HK$") while one subsidiary operating in the PRC maintains its books and records in its local currency, Renminbi Yuan ("RMB"”), which are functional currencies as being the primary currency of the economic environment in which these entities operate.

In general, assets and liabilities are translated into US$, in accordance with SFAS No. 52, “Foreign Currency Translation”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. The gains and losses resulting from translation of financial statements of foreign subsidiaries are recorded as a separate component of accumulated other comprehensive income within the statement of stockholder’s deficit.

Translation of amounts from HK$ into US$ has been made at the following exchange rates for the respective year:

	2008	2007
Year end RMB:US$ exchange rate	7.0222	7.7409
Average rates RMB:US$ exchange rate	7.4695	7.9118
Year end HK$:US$ exchange rate	7.7827	7.8140
Average rates HK$:US$ exchange rate	7.7993	7.7813

●	Retirement plan costs

Contributions to retirement schemes (which are defined contribution plans) are charged to general and administrative expenses in the consolidated statements of loss and comprehensive loss as and when the related employee service is provided.

●	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

EXTRA EASE LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))

●	Segment reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in the financial statements. During 2008 and 2007, the Company operates two reportable segments in Hong Kong and the PRC.

●	Fair value of financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

The Company’s financial instruments primarily consist of cash and cash equivalents, accounts receivable, prepayments and other receivables, accounts payable, other payables and accrued liabilities and amount due to a stockholder.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented due to the short term maturities of these instruments and that the interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective year ends.

●	Recent accounting pronouncements

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurement where the FASB has previously determined that under those pronouncements fair value is the appropriate measurement. This statement does not require any new fair value measurements but may require companies to change current practice. This statement is effective for those fiscal years beginning after November 15, 2007 and to the interim periods within those fiscal years. The Company believes that SFAS No. 157 should not have a material impact on the consolidated financial position or results of operations

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”). SFAS No. 159 permits entities to choose to measure, on an item-by-item basis, specified financial instruments and certain other items at fair value. Unrealized gains and losses on items for which the fair value option has been elected are required to be reported in earnings at each reporting date. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007, the provisions of which are required to be applied prospectively. The Company believes that SFAS No. 159 should not have a material impact on the consolidated financial position or results of operations.

EXTRA EASE LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))

In December 2007, the FASB issued SFAS No. 141 (Revised 2007), "Business Combinations" ("SFAS No. 141R"). SFAS No. 141R will change the accounting for business combinations. Under SFAS No. 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS No. 141R will change the accounting treatment and disclosure for certain specific items in a business combination. SFAS No. 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, any business combinations the Company engages in will be recorded and disclosed following existing GAAP until January 1, 2009. The Company believes that SFAS No. 141R should not have a material impact on the financial position or results of operations.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements--An Amendment of ARB No. 51" ("SFAS No. 160"). SFAS No. 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 is effective for fiscal years beginning on or after December 15, 2008. The Company believes that SFAS No. 160 should not have a material impact on the financial position or results of operations.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"). SFAS No. 161 requires companies with derivative instruments to disclose information that should enable financial-statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" and how derivative instruments and related hedged items affect a company's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The adoption of this statement is not expected to have a material effect on the Company's future financial position or results of operations.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” ("SFAS No. 162"). This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements in conformity with US GAAP. This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”. The Company does not expect the adoption of SFAS No. 162 to have a material effect on the financial condition or results of operations of the Company.

Also in May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts--an interpretation of FASB Statement No. 60" ("SFAS No. 163"). SFAS No. 163 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that Statement. SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009. The Company is currently evaluating the impact of SFAS No. 163 on its financial statements but does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

EXTRA EASE LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))

Also in May 2008, the FASB issued FSP APB 14-1, "Accounting for Convertible Debt Instruments that may be Settled in Cash upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1"). FSP APB 14-1 applies to convertible debt securities that, upon conversion, may be settled by the issuer fully or partially in cash. FSP APB 14-1 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. FSP APB 14-1 is effective for financial statements issued for fiscal years after December 15, 2008, and must be applied on a retrospective basis. Early adoption is not permitted. The Company does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

In June 2008, the FASB issued FASB Staff Position ("FSP") EITF 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities" ("FSP EITF 03-6-1"). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the earnings allocation in computing earnings per share under the two-class method as described in SFAS No. 128, Earnings per Share. Under the guidance of FSP EITF 03-6-1, unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings-per-share pursuant to the two-class method. FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008 and all prior-period earnings per share data presented shall be adjusted retrospectively. Early application is not permitted. The Company does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

Also in June 2008, the FASB ratified EITF No. 07-5, "Determining Whether an Instrument (or an Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-5"). EITF 07-5 provides that an entity should use a two-step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions. EITF 07-5 is effective for financial statements issued for fiscal years beginning after December 15, 2008. Early application is not permitted. The Company is assessing the potential impact of this EITF 07-5 on the financial condition and results of operations and does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

4.	ACCOUNTS RECEIVABLE, NET

The majority of the Company’s sales are on open credit terms and in accordance with terms specified in the contracts governing the relevant transactions. The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required. Based upon the aforementioned criteria, no allowance for doubtful accounts is provided for the years ended March 31, 2008 and 2007.

EXTRA EASE LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))

5.	PREPAYMENTS AND OTHER RECEIVABLES

Prepayments and other receivables consisted of the followings:

	As of March 31,
	2008	2007

Prepayments	$2,542	$-
Utility deposits	9,087	149,731
Value-added tax receivable	-	278
Other receivables	53	928

	$11,682	$150,937

6.	PLANT AND EQUIPMENT, NET

Plant and equipment, net, consisted of the following:

	As of March 31,
	2008	2007

Leasehold improvement	$655	$-
Furniture, fixtures and office equipment	5,159	806
Foreign translation difference	4	-
	5,818	806
Less: accumulated depreciation	(1,631)	(135)
Less: foreign translation difference	(4)	-

Plant and equipment, net	$4,183	$671

Depreciation expense for the years ended March 31, 2008 and 2007 were $1,496 and $121, respectively.

For the years ended March 31, 2008 and 2007, the Company tested for impairment in accordance with the SFAS No.142 and no impairment charge was required.

7.	AMOUNT DUE TO A STOCKHOLDER

As of March 31, 2008 and 2007, $1,320,995 and $258,806 due to a stockholder represented advances to the Company, which was unsecured, interest-free and has no fixed repayment term. The imputed interest on the amount due to a stockholder was not significant.

EXTRA EASE LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))

8.	OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities consisted of the followings:

	As of March 31,
	2008	2007

Accrued expenses	$101,350	$27,875
Customers deposit	36,416	-
Other tax payable	352	-
Other payables	3,776	3,843

	$141,894	$31,718

9.	CAPITAL TRANSACTIONS

At the date of inception on January 2, 2008, the Company’s authorized capital was 50,000 shares of common stock, par value $1 with 10,000 shares issued and outstanding.

As of March 31, 2008, the number of authorized and outstanding shares of the Company’s common stock was 50,000 shares and 10,000 shares, respectively.

10.	INCOME TAXES

The Company is registered in the BVI and has operations in various countries: BVI, Hong Kong and the PRC. The local (“BVI”) and foreign components of loss from operations and before income tax were comprised of the following:

	Years ended March 31,
	2008	2007
Tax jurisdictions from:
Local	$(443,846)	$(96,406)
Foreign	(1,118,696)	(13,400)

Loss before income tax	$(1,562,542)	$(109,806)

British Virgin Islands

Under the current laws of the BVI, the Company, EGC and EIL are not subject to income tax.

Hong Kong

EFEL is subject to Hong Kong Profits Tax at the statutory rate of 17.5% on the assessable income for the years reported. For the years ended March 31, 2008 and 2007, its operating subsidiaries in Hong Kong incurred an operating loss of $1,107,095 and $3,781 for income tax purposes and were exempted from Hong Kong Profits Tax.

EXTRA EASE LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))

The PRC

The Company’s subsidiary, RBNT operating in the PRC is subject to the Corporate Income Tax governed by the Income Tax Law of the People’s Republic of China, at a statutory rate of 33%, which is comprised of a 30% national income tax and 3% local income tax. Under the PRC Income Tax, RBNT is qualified as a foreign investment enterprise and is exempted from income tax for the first two profit making years with a 50% exemption of income tax (that is 30%) for the next three years.

On March 16, 2007, the National People’s Congress approved the Corporate Income Tax Law of the PRC (the “New CIT Law”). The New CIT Law, among other things, imposes a unified income tax rate of 25% for both domestic and foreign invested enterprises with effect from January 1, 2008. However, RBNT is considered a foreign invested enterprise and their ultimate applicable effective tax rate in 2008 and beyond will depend on many factors, including but not limited to whether certain of its legal entity will be subject to a transitional policy under the New CIT Law, whether RBNT can continue to enjoy the unexpired tax holidays.

RBNT was exempted from the PRC Income Tax due to the cumulative tax losses for the years ended March 31, 2008 and 2007.

As of March 31, 2008 and 2007, the Company had approximately $1,133,259 and $14,563 of the cumulative tax losses which can be carried forward indefinitely to offset future taxable income. The deferred tax assets for the Company as of March 31, 2008 and 2007 consisted mainly of tax losses and for which a full valuation allowance has been provided, as the management believes it is more likely than not that these assets will not be realized in the future.

The following table sets forth the significant components of the aggregate net deferred tax assets and liabilities of the Company as of March 31, 2008 and 2007:

	As of March 31,
	2008	2007

Deferred tax liabilities:
Depreciation	$(286)	$-

Deferred asset:
Net operating loss carryforwards	188,889	3,320
	188,603	3,320
Less: valuation allowance	(188,603)	(3,320)

Net deferred tax assets	$-	$-

11.	RELATED PARTY TRANSACTIONS

		Years ended March 31,
		2008	2007

Sale of goods to a related company	(a)	$52,589	$351
Purchase of goods from a related company	(b)	531,792	-
Rental income from a related company	(c)	128,071	-
Rental expenses to a related company	(d)	376	346
Consultancy fees paid to a related company	(e)	$406,597	$-

EXTRA EASE LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))

(a)
For the years ended March 31, 2008 and 2007, the Company sold its products to a related company which is controlled by the former director of the Company at its current market value in a normal course of business.

(b)
For the year ended March 31, 2008, the Company purchases certain products for re-sale from a related company which is controlled by the former director of the Company at its current market value in a normal course of business.

(c)
For the year ended March 31, 2008, the Company leased out some portion of the office premises to a related company which is controlled by the former director of the Company, at the market price in accordance with the lease agreement in a normal course of business.

(d)
For the years ended March 31, 2008 and 2007, the Company leased some portion of the office premises from related companies which is controlled by the former director of the Company, at the market price in accordance with the lease agreement in a normal course of business.

(e)
For the year ended March 31, 2008, the Company paid consultancy service to a related company which is controlled by the former director of the Company, at its fair value in a normal course of business.

12.	NON CASH TRANSACTIONS

On December 1, 2007, the Company entered into Exclusive Licensing Agreement with EATware Global Corp., which is previously controlled by Mr. So, the director of the Company, to obtain the exclusive right to use certain names, trademarks, patents, equipment and procedures for the manufacture, distribution and sales of organically sensitive, environmentally friendly and biodegradable tableware, packaging and other cellulose based products for a term of 10 years at no cost.

13.	PENSION PLANS

Hong Kong

The Company participates in a defined contribution pension scheme under the Mandatory Provident Fund Schemes Ordinance “MPF Scheme” for all its eligible employees in Hong Kong.

The MPF Scheme is available to all employees aged 18 to 64 with at least 60 days of service in the employment in Hong Kong. Contributions are made by The Company’s subsidiaries operating in Hong Kong at 5% of the participants’ relevant income with a ceiling of HK$20,000. The participants are entitled to 100% of The Company’s contributions together with accrued returns irrespective of their length of service with The Company, but the benefits are required by law to be preserved until the retirement age of 65. The total contributions made for MPF Scheme were $26,757 and $0 for the years ended March 31, 2008 and 2007, respectively.

EXTRA EASE LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
The PRC

Under the PRC Law, full-time employees of RBNT, a subsidiary in the PRC are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a China government-mandated multi-employer defined contribution plan. The Company’s subsidiary in the PRC is required to accrue for these benefits based on certain percentages of the employees’ salaries.

The aggregate amount of such employee benefits were $263 and $256 for the years ended March 31, 2008 and 2007.

14.	STATUTORY RESERVE

Under the PRC Law, its operating subsidiary in the PRC, RBNT is required to make appropriations to the statutory reserve based on after-tax net earnings and determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory reserve should be at least 10% of the after-tax net income until the reserve is equal to 50% of the registered capital. The statutory reserve is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation.

For the years ended March 31, 2008 and 2007, RBNT made no appropriations to the reserve due to its operating loss.

15.	SEGMENT INFORMATION

(a)	Business segment reporting

The Company’s business units have been aggregated into two reportable segments, as defined by SFAS No. 131:

●	Additive Business – sales and manufacture of proprietary additives in the PRC

●	Foodware Business – trading of food containers and packaging products in Hong Kong and overseas

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 3). The Company had no inter-segment sales for the years ended March 31, 2008 and 2007. The Company’s reportable segments are strategic business units that offer different products and services. They are managed separately based on the different technology and marketing strategies of each business unit for making internal operating decisions.

EXTRA EASE LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))

Summarized financial information concerning the Company’s reportable segments is shown in the following table for the years ended and as of March 31, 2008 and 2007:

	Year ended March 31, 2008
	Additive Business	Foodware Business	Total

Operating revenues	$102,118	$1,070,202	$1,172,320
Cost of revenues	(102,376)	(975,761)	(1,078,137)

Gross (loss) profit	(258)	94,441	94,183
Depreciation	148	1,348	1,496
Net loss	$(11,600)	$(1,550,942)	$(1,562,542)

Expenditure for long-lived assets	$-	$5,008	$5,008

	Year ended March 31, 2007
	Additive Business	Foodware Business	Total

Operating revenues	$20,948	$98,080	$119,028
Cost of revenues	(24,874)	(49,711)	(74,585)

Gross (loss) profit	(3,926)	48,369	44,443
Depreciation	121	-	121
Net loss	$(9,579)	$(100,227)	$(109,806)

Expenditure for long-lived assets	$-	$330	$330

(b)	Geographic segment reporting

In respect of geographical segment reporting, sales are based on the country in which the customer is located, as follows:

	Years ended March 31,
	2008	2007
By regions:
North America	$632,404	$-
Asia	377,241	55,830
Europe	148,384	54,704
Others	14,291	8,494

Total revenue, net	$1,172,320	$119,028

As of March 31, 2008, 13% of the Company’s long-lived assets were located in the PRC and 87% in Hong Kong.

16.	CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)	Major customers

EXTRA EASE LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))

The following is a table summarizing the revenue from customers that individually represent greater than 10% of the total revenue for each of the years ended March 31, 2008 and 2007 and their outstanding balances at year-end date:

		Year ended March 31, 2008			March 31, 2008
		Revenues	Percentage of revenues		Accounts receivable, trade

Customer A		$433,300	37%		$161,750
Customer B		126,477	11%		21,201
Customer C		119,905	10%		-

	Total:	$679,682	58%	Total:	$182,951

		Year ended March 31, 2007			March 31, 2007
		Revenues	Percentage of revenues		Accounts receivable, trade

Customer B		$27,750	23%		$19,775
Customer D		25,700	22%		-
Customer E		20,685	17%		14,372
Customer F		17,041	14%		10,381

	Total:	$91,176	76%	Total:	$44,528

(b)	Major vendors

The following is a table summarizing the purchase from vendors that individually represent greater than 10% of the total purchase for each of the years ended March 31, 2008 and 2007 and their outstanding balances at year-end date:

		Year ended March 31, 2008			March 31, 2008
		Purchases	Percentage of purchases		Accounts payable, trade

Vendor A		$531,792	49%		$-
Vendor B		439,923	41%		95,494

	Total:	$971,715	90%	Total:	$95,494

For the year ended March 31, 2007, one vendor represented more than 10% of the Company’s purchases and accounts payable, respectively. As of March 31, 2007, this vendor accounted for 67% of purchases amounting to $49,606 for the year ended and $15,623 of accounts payable, respectively.

(c)	Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable. The Company performs ongoing credit evaluations of its customers' financial condition, but does not require collateral to support such receivables.

EXTRA EASE LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))

(d)	Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady; therefore there is a possibility that the Company could post the same amount of net income for two comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of HK$ converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.

17.	COMMITMENTS AND CONTINGENCIES

(a)	Operating lease commitments

The Company was committed under various non-cancelable operating leases with fixed monthly rentals, due September 2010. Costs incurred under these operating leases are recorded as rent expense and totaled approximately $30,977 and $1,714 for the years ended March 31, 2008 and 2007.

Future minimum rental payments due under non-cancelable operating leases are as follows:

Years ending March 31:
2009	$145,083
2010	60,451

$205,534

18.	SUBSEQUENT EVENTS

On April 1, 2008, the Company entered into Licensing Agreement with a related party, PackItGreen Holdings Corp., which was controlled by Mr. So, the director of the Company, to sub-license the exclusive right to use certain names, trademarks, patents, equipment and procedures for the manufacture, distribution and sales of organically sensitive, environmentally friendly and biodegradable tableware, packaging and other cellulose based products in North America region for a term of 10 years. Subsequently, on April 30 2008, the Company terminated the Licensing Agreement with PackItGreen Holdings Corp.